Exhibit 10.43

Execution Version

AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (REVOLVING LOAN)

This AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (REVOLVING LOAN) (this “Agreement”) is made as of March 26, 2026, by and among XTANT MEDICAL, INC., a Delaware corporation (“Xtant”), BACTERIN INTERNATIONAL, INC., a Nevada corporation, X-SPINE SYSTEMS, INC., an Ohio corporation, SURGALIGN SPV, INC., a Delaware corporation, and any additional borrower that may hereafter be added to this Agreement (each individually as a “Borrower”, and collectively with any entities that become party hereto as Borrower and each of their successors and permitted assigns, the “Borrowers”), XTANT MEDICAL HOLDINGS, INC., a Delaware corporation (“Holdings”), as a Guarantor, MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Agent, Lenders, and the Credit Parties have entered into that certain Amended and Restated Credit, Security and Guaranty Agreement (Revolving Loan), dated as of March 7, 2024 (as amended by that certain Amendment No. 1 to Amended and Restated Credit, Security and Guaranty Agreement (Revolving Loan), dated as of May 14, 2024, that certain Amendment No. 2 to Amended and Restated Credit, Security and Guaranty Agreement (Revolving Loan), dated as of April 9, 2025, that certain Limited Consent and Amendment No. 3 to Amended and Restated Credit, Security and Guaranty Agreement (Revolving Loan) and Amendment No. 1 to Pledge Agreement, dated as of July 7, 2025 and as further amended, restated, supplemented or otherwise modified at any time prior to the date hereof, the “Existing A&R Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B. The Credit Parties have requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement, to amend certain provisions of the Existing A&R Credit Agreement, all in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and the Credit Parties hereby agree as follows:

1. Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2. Amendments to Existing A&R Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing A&R Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order therein:

“Biologics Products” means, from time to time, any biologics products currently manufactured, sold, developed, tested or marketed by any Borrower or any of its Subsidiaries, including without limitation, those products identified as “Orthobiologics Products” on Schedule 4.17 (as updated from time to time in accordance with Section 4.15).

(b) The definition of “Net Revenue” in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Net Revenue” means, for any period, (a) the consolidated gross revenues of Borrowers and their Subsidiaries (other than Restricted Foreign Subsidiaries) generated solely through the commercial sale of Biologics Products by Borrowers and such Subsidiaries during such period, less, without duplication, (b)(i) trade, quantity and cash discounts allowed by Borrowers or such Subsidiaries, (ii) discounts, refunds, rebates, charge backs, retroactive price adjustments and any other allowances which effectively reduce net selling price, (iii) product returns and allowances, (iv) allowances for shipping or other distribution expenses, (iv) set-offs and counterclaims, and (v) any other similar and customary deductions used by Borrower in determining net revenues, all, in respect of (a) and (b), as determined in accordance with GAAP (as applicable) and in the Ordinary Course of Business. For the avoidance of doubt, in no event shall any Net Revenue attributable to (1) any entity or assets acquired pursuant to or in connection with a Permitted Acquisition or (2) any Restricted Foreign Subsidiary be counted for purposes of determining Borrower’s compliance with the financial covenant set forth in this Section 6.1.

(c) Section 6.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 6.1 Minimum Net Revenue. Credit Parties shall not permit its consolidated Net Revenue for any Defined Period (other than the Defined Period ending December 31, 2025), as tested quarterly on the last day of the applicable Defined Period, to be less than the Applicable Minimum Net Revenue Threshold for such Defined Period.”

(d) Solely with respect to the listing of Products on Schedule 4.17 to the Existing Credit Agreement, Schedule 4.17 attached to the Existing Credit Agreement is supplemented with the Products attached hereto as Exhibit A.

(e) Schedule 6.1 attached to the Existing Credit Agreement is hereby replaced by the Schedule 6.1 attached hereto as Exhibit B.

3. Representations and Warranties; Reaffirmation of Security Interest. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

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4. Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its sole discretion:

(a) the Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Credit Party, the Agent and the Lenders;

(b) the Agent shall have received a duly executed copy of Amendment No. 4 to Amended and Restated Credit, Security and Guaranty Agreement (Term Loan);

(c) all representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and Borrower’s delivery of its signature hereto shall be deemed to be its certification thereof); and

(d) immediately prior to and after giving effect to this Agreement, no Default or Event of Default exists under any of the Financing Documents.

5. Costs and Fees. Borrower shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and any related Financing Documents.

6. Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Credit Party, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly). Each Credit Party acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

7. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

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8. Affirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

9. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.

(b) Governing Law. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(c) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8(b) (Submission to Jurisdiction) and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(d) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(e) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.

(f) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(g) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST,
as Agent

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signatures Continue on Following Page]

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LENDER:	MIDCAP FUNDING IV TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

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BORROWERS:	XTANT MEDICAL, INC.

	By:	/s/ Sean E. Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

BACTERIN INTERNATIONAL, INC.

	By:	/s/ Sean E. Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

X-SPINE SYSTEMS, INC.

	By:	/s/ Sean E. Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

SURGALIGN SPV, INC.

	By:	/s/ Sean E. Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

GUARANTOR:	XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Sean E. Browne
	Name	Sean Browne
	Title:	Chief Executive Officer

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EXHIBIT A

Orthobiologics Products	Spinal Implant Products
3Demin	Aranax
Amnio	Axle
Atrix-C	Butrex
Atrix-C Union	Calix A
BacFast HD	Calix C
BioAdapt	Calix P
BiomaX	Calix T
Bone Graft Delivery	Certex
Cancellous Chips	Cervalign
Cancellous Crushed	Cofix
CollaGenX	Coflex
Elemax	Contact ALP
FibreX	Cortera
H-Graft	Fixcet
Matriform	Fortex
nanOss	Fortilink-A with TETRAfuse
NanOss Strata	Fortilink-A with TiPlus
OsteoFactor	Fortilink-C with TETRAfuse
OsteoFactor Pro	Fortilink-C with TiPlus
OsteoMax	Fortilink-TC with TiPlus
OsteoSelect	Fortilink-TS with TETRAfuse
OsteoSponge	Fortilink-TS with TiPlus InTice C
OsteoVive	Irix-A
OsteoVive Plus	Irix-C
OsteoWrap	MaxFuse
SimpliMix	Silex
Sports Medicine (Tendon)	Spider
Traditional Allografts (Structural Grafts)	Streamline MIS
Trivium	Streamline OCT
Streamline
T-Plus
X90
Xpress
Xspan
Zyfix

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EXHIBIT B

Schedule 6.1 – Minimum Net Revenue

Defined Period Ending	Minimum Net Revenue Amount
December 31, 2025	N/A
March 31, 2026	$69,000,000
June 30, 2026	$69,000,000
September 30, 2026	$73,000,000
December 31, 2026	$76,000,000
March 31, 2027	$77,000,000
June 30, 2027	$78,000,000
September 30, 2027	$79,000,000
December 31, 2027	$80,000,000
March 31, 2028	$81,000,000
June 30, 2028	$82,000,000
September 30, 2028	$83,000,000
December 31, 2028	$84,000,000

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